UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Senior Floating Rate Income Fund II (FCT)

Semi-Annual Report
For the Six Months Ended
November 30, 2025

Table of Contents
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2025
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of November 30, 2025 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$9.70
Common Share Net Asset Value (“NAV”)	$10.36
Premium (Discount) to NAV	(6.37)%
Net Assets Applicable to Common Shares	$269,067,859
Current Monthly Distribution per Common Share(1)	$0.0970
Current Annualized Distribution per Common Share	$1.1640
Current Distribution Rate on Common Share Price(2)	12.00%
Current Distribution Rate on NAV(2)	11.24%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 11/30/25	1 Year Ended 11/30/25	5 Years Ended 11/30/25	10 Years Ended 11/30/25	Inception (5/25/04) to 11/30/25
Fund Performance(3)
NAV	3.81%	6.65%	6.22%	5.88%	4.75%
Market Value	3.77%	4.25%	6.86%	6.28%	4.21%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	3.16%	5.81%	6.57%	5.64%	5.05%

(1)
Most recent distribution paid through November 30, 2025. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2025. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of November 30, 2025 (Unaudited)
Credit Quality (S&P Global Ratings)(4)	% of Total Investments
BBB-	0.2%
BB+	1.2
BB	3.5
BB-	18.0
B+	11.7
B	37.8
B-	17.2
CCC+	4.7
CCC	0.3
Not Rated	4.4
Money Market Fund	1.0
Total	100.0%

Top 10 Issuers	% of Total Investments
Acrisure LLC / Acrisure Finance, Inc.	2.4%
CRC Insurance Group (f/k/a Truist Insurance)	1.7
athenahealth Group, Inc.	1.6
Hyperion Insurance Group Ltd. (aka - Howden Group)	1.6
Whatabrands LLC	1.6
Clarivate Analytics PLC (Camelot)	1.5
Mediware (Wellsky/Project Ruby Ultimate Parent Corp.)	1.4
OneDigital Borrower LLC	1.3
Ryan Specialty Group LLC	1.3
Proofpoint, Inc.	1.3
Total	15.7%

Industry Classification	% of Total Investments
Insurance	15.4%
Software	15.0
Health Care Providers & Services	7.6
Professional Services	5.0
Health Care Technology	4.7
Hotels, Restaurants & Leisure	3.2
Specialty Retail	3.1
Construction Materials	2.9
IT Services	2.9
Commercial Services & Supplies	2.7
Capital Markets	2.6
Food Products	2.3
Machinery	2.3
Aerospace & Defense	2.1
Diversified Consumer Services	2.0
Media	1.9
Containers & Packaging	1.9
Chemicals	1.8
Trading Companies & Distributors	1.6
Life Sciences Tools & Services	1.6
Financial Services	1.3
Building Products	1.3
Automobiles & Components	1.3
Interactive Media & Services	1.2
Diversified Telecommunication Services	1.1
Beverages	1.0
Money Market Funds	1.0
Health Care Equipment & Supplies	1.0
Metals & Mining	1.0
Construction & Engineering	0.8
Passenger Airlines	0.7
Electronic Equipment, Instruments & Components	0.5
Air Freight & Logistics	0.5
Semiconductors & Semiconductor Equipment	0.5
Textiles, Apparel & Luxury Goods	0.4
Consumer Finance	0.4
Electric Utilities	0.4
Independent Power & Renewable Electricity Producers	0.4
Pharmaceuticals	0.4
Entertainment	0.3
Ground Transportation	0.3
Paper & Forest Products	0.2
Gas Utilities	0.2
Communications Equipment	0.2
Broadline Retail	0.2
Consumer Staples Distribution & Retail	0.2
Transportation Infrastructure	0.2
Household Products	0.2
Household Durables	0.1
Electrical Equipment	0.1
Oil, Gas & Consumable Fuels	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)
The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Management
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2025 (Unaudited)
Proposed Reorganization
First Trust Senior Floating Rate Income Fund II (the “Fund”) will call a special meeting of shareholders to consider reorganizing the Fund into a newly created exchange-traded fund (“ETF”) that would be traded on the NYSE Arca, Inc. and would be an actively managed ETF managed by First Trust Advisors L.P. (“First Trust” or the “Advisor”) and sub-advised by Stonebridge Advisors LLC. More information on the proposed transaction, including the risks and considerations associated with the proposed transaction, will be contained in registration statement/proxy materials. This note is not intended to solicit a proxy from any shareholder of the Fund and is not intended to, and shall not, constitute an offer to purchase or sell shares of the Fund or a to-be-formed ETF.
Advisor
The First Trust Leveraged Finance Team is comprised of 20 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2025, the First Trust Leveraged Finance Team managed or supervised approximately $7.3 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA - Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA - Senior Vice President, Portfolio Manager
Kevin Ziets, CFA - Senior Vice President, Portfolio Manager

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
November 30, 2025 (Unaudited)

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 115.0%
	Advertising – 0.9%
$1,511,096	Authentic Brands Group (ABG Intermediate Holdings 2 LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.17%	12/21/28	$1,515,909
818,557	WH Borrower LLC (WHP), Term Loan B, 3 Mo. CME Term SOFR + 4.75%, 0.50% Floor	8.39%	02/20/32	820,857
				2,336,766
	Aerospace & Defense – 2.5%
590,536	Signia Aerospace LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.57%-6.74%	12/11/31	593,199
704,001	Spirit Aerosystems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.34%	01/15/27	705,029
3,819,372	Transdigm, Inc., Refi Term Loan K, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.25%	03/22/30	3,828,042
1,576,491	VistaJet Malta Finance PLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.74%	03/31/31	1,591,909
				6,718,179
	Air Freight & Logistics – 0.6%
1,653,055	Phoenix Aviation Capital Ltd. (PAC DAC LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.11%	10/28/30	1,640,145
	Airport Services – 0.2%
380,305	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Term Loan B-1, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.42%	07/01/31	382,290
121,220	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Term Loan B2, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.57%-6.67%	07/01/31	121,934
				504,224
	Alternative Carriers – 0.5%
1,350,550	Level 3 Financing, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	03/29/32	1,354,939
	Apparel, Accessories & Luxury Goods – 0.3%
310,551	Canada Goose Holdings, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.37%	08/23/32	310,827
467,790	Hanesbrands, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	03/08/32	470,130
				780,957
	Application Software – 12.6%
613,568	Applied Systems, Inc., Term Loan B-2, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.50%	02/24/31	616,580
467,325	Avalara, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.74%	03/29/32	469,516
1,083,939	CCC Intelligent Solutions, Inc., 2032 Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	5.92%	01/23/32	1,089,359
466,101	Clearwater Analytics LLC, Term Loan B, 6 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.46%	04/21/32	467,558
2,672,418	Cloud Software Group, Inc. (aka Citrix Software, Inc. or Tibco), 2032 Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.25%	08/15/32	2,669,639
602,341	ConnectWise LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.24%, 0.50% Floor	7.76%	09/30/28	603,416
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Application Software (Continued)
$622,213	Darktrace PLC (Leia Finco US LLC), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.19%	10/09/32	$619,426
3,395,275	Darktrace PLC (Leia Finco US LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.19%	10/09/31	3,406,208
376,606	Duck Creek Technologies (Disco Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.07%	08/08/32	378,960
1,073,011	Ellucian Holdings, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.67%	10/07/29	1,077,329
1,173,865	Epicor Software Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	6.42%	05/30/31	1,178,666
655,065	Genesys Cloud Services Holding II LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	01/31/32	646,402
1,496,317	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2023 New Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.25%	05/03/28	1,356,546
2,228,252	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.79%	04/30/28	1,943,459
1,985,955	LogMeIn, Inc. (GoTo Group, Inc.), First Lien Second Out TL, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor (d)	8.79%	04/30/28	794,094
3,196,352	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B-1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.92%	03/01/29	2,966,055
117,782	N-Able, Inc., Extended Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.59%	11/30/32	118,370
1,378,659	NCR Digital Banking (Dragon Buyer, Inc./Candescent), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.75%	09/30/31	1,386,125
587,466	OSTTRA (Orion US Finco), 1st Lien Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.43%	10/10/32	590,404
430,556	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.00%	05/08/33	418,716
1,931,973	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.25%	10/28/30	1,932,572
719,116	SolarWinds Holdings, Inc. (Starlight Parent. LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.03%	04/16/32	714,471
2,247,187	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.10%	06/04/28	2,126,266
2,521,273	Ultimate Software Group (UKG, Inc.), Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.34%	02/10/31	2,523,075
2,432,326	Veeam Software Holdings Ltd. (VS Buyer LLC), Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.09%	04/14/31	2,430,805
656,419	X.AI LLC (Project Xerxes), Fixed Rate Term Loan	12.50%	06/30/30	677,425
678,300	X.AI LLC (Project Xerxes), Floating Rate Term Loan B, 6 Mo. CME Term SOFR + 7.25%, 0.00% Floor	11.12%	06/30/30	657,771
				33,859,213
	Asset Management & Custody Banks – 3.1%
1,302,000	Ascensus Holdings, Inc. (Mercury), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.95%	11/30/32	1,302,527
373,009	Colonial First State (Superannuation and Investments US LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor (d)	6.92%	12/01/28	375,419
1,627,100	Edelman Financial Engines Center LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.92%	04/07/28	1,636,797
1,588,689	Edelman Financial Engines Center LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.17%	10/06/28	1,593,256
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Asset Management & Custody Banks (Continued)
$521	IQ-EQ (Saphilux SARL), USD Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.92%	07/27/28	$524
205,850	IQ-EQ (Saphilux SARL), USD Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.73%	07/27/28	207,233
520	IQ-EQ (Saphilux SARL), USD Term Loan B, Daily CME Term SOFR + 3.00%, 0.50% Floor	6.91%	07/27/28	524
2,427,803	Jump Financial LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	02/26/32	2,452,082
867,223	Osaic Holdings, Inc. (Advisor Group), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.92%	07/31/32	869,972
				8,438,334
	Automotive Parts & Equipment – 1.5%
2,005,193	Clarios Global L.P. (Power Solutions), 2032 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	01/31/32	2,015,219
1,985,000	Clarios Global L.P. (Power Solutions), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	05/06/30	1,988,722
				4,003,941
	Automotive Retail – 1.8%
182,355	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	04/23/31	182,582
1,548,980	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.32%	04/23/31	1,550,917
3,094,925	Mavis Tire Express Services Topco Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.92%	05/04/28	3,106,732
				4,840,231
	Broadline Retail – 0.2%
453,854	Peer Holding III B.V. (Action Holding), 2031 Term Loan B5B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.50%	07/01/31	455,963
121,590	Peer Holding III B.V. (Action Holding), 2032 USD Term Loan B8, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.19%	10/14/32	121,931
				577,894
	Building Products – 1.5%
1,012,308	American Bath (CP Atlas Buyer, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.17%	07/08/30	970,044
1,955,897	Miter Brands Acq. Holdco, Inc. (MIWD), Refi Term Loan, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	6.67%	03/28/31	1,955,379
312,140	US LBM Holdings, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	7.81%	06/06/31	295,135
878,152	US LBM Holdings, Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.75% Floor	8.96%	06/06/31	871,293
				4,091,851
	Casinos & Gaming – 0.2%
485,833	Flutter Entertainment PLC (Flutter Treasury DAC), Incremental Term Loan, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	6.00%	06/04/32	485,430
	Commercial Printing – 0.2%
881,060	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 3 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	8.94%	10/29/28	611,094
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Commodity Chemicals – 1.3%
$3,335,105	Charter Next Generation, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.71%	12/01/30	$3,352,147
	Communications Equipment – 0.2%
612,217	Viavi Solutions, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.39%	10/16/32	616,426
	Construction & Engineering – 0.9%
393,658	Azuria Water Solutions (f/k/a - Aegion Corp.), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.92%	05/17/28	396,290
362,398	Centuri Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.23%	07/09/32	364,853
539,936	Construction Partners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	11/01/31	542,749
947,948	Green Infrastructure Partners LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	09/24/32	952,394
155,714	Socotec SAS (Socotec US Holdings), Term Loan B, Daily CME Term SOFR + 3.25%, 0.75% Floor	7.18%-7.58%	06/02/31	157,077
				2,413,363
	Construction Materials – 3.5%
341,528	Knife River Corp., Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.12%	03/07/32	343,662
593,016	Quikrete Holdings, Inc., Term Loan B1 2031, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.17%	04/14/31	594,623
1,587,943	Quikrete Holdings, Inc., Term Loan B2 2029, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.17%	03/18/29	1,591,746
1,175,593	Quikrete Holdings, Inc., Term Loan B3 2032, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.17%	02/10/32	1,178,373
1,858,763	Smyrna Ready Mix Concrete LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.92%	04/02/29	1,863,800
467,205	TAMKO Building Products, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	09/20/30	468,761
2,807,949	TAMKO Building Products, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.57%-6.75%	09/20/30	2,817,300
471,924	TAMKO Building Products, Inc., Term Loan B, 6 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.45%-6.95%	09/20/30	473,496
				9,331,761
	Consumer Finance – 0.5%
1,392,798	Creative Planning Group (CPI Holdco), Initial Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.92%	05/19/31	1,395,027
	Data Processing & Outsourced Services – 1.1%
2,010,762	Consilio (Skopima Consilio Parent LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.61%	05/17/28	1,842,622
1,283,421	Paysafe Holdings (US) Corp., Facility B1 Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	6.78%	06/28/28	1,231,551
				3,074,173
	Distillers & Vintners – 0.4%
994,843	Sazerac Company, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.48%	07/10/32	1,001,404
	Diversified Metals & Mining – 1.1%
3,050,753	SCIH Salt Holdings, Inc. (aka Morton Salt), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.75% Floor	6.61%	01/31/29	3,057,617
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Diversified Support Services – 0.8%
$810,232	Aggreko Holdings, Inc. (Albion), Extended Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.87%	05/21/31	$816,439
244,882	OpenLane, Inc. (KAR Auction Services, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.36%	10/08/32	245,494
1,067	Service Logic Acq, Inc. (MSHC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.92%	10/29/27	1,069
422,401	Service Logic Acq, Inc. (MSHC), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.84%	10/29/27	423,193
854,398	Vestis Corp., Term Loan B-1, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.07%	02/22/31	777,501
				2,263,696
	Drug Retail – 0.1%
192,399	Boots Group Finco L.P., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.42%	08/28/32	193,883
	Education Services – 0.5%
743,660	Kindercare Learning Companies (KUEHG Corp.), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.75%	06/12/30	707,213
485,895	Prometric Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.67%	06/24/32	489,478
				1,196,691
	Electric Utilities – 0.5%
1,335,080	Alpha Generation LLC (AlphaGen), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	5.92%	09/30/31	1,339,326
	Electrical Components & Equipment – 0.1%
243,897	BCP VI Summit Holdings L.P. (Chemelex - f/k/a nVent), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	6.98%	01/30/32	245,544
	Electronic Equipment & Instruments – 0.6%
852,574	Chamberlain Group, Inc. (Chariot), Extended Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.92%	09/08/32	855,639
364,639	Convergint Technologies (DG Investment Intermediate Holdings 2, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	6.67%	07/10/32	366,538
524,898	Verifone Systems, Inc., Extended Term Loan, 3 Mo. CME Term SOFR + CSA + 5.50%, 0.00% Floor	9.35%	08/21/28	498,840
				1,721,017
	Environmental & Facilities Services – 1.0%
819,631	Allied Universal Holdco LLC, Extended Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	7.27%	08/20/32	823,958
227,081	Anticimex Global AB, Facility B8 (USD), Daily CME Term SOFR + 2.90%, 0.00% Floor	6.81%	11/16/31	228,749
1,698,278	Interstate Waste Services (Action Environmental Group, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.25%	10/24/30	1,701,471
				2,754,178
	Food Distributors – 0.1%
347,994	C&S Wholesale Grocers LLC, Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	9.00%	09/23/30	344,079
	Footwear – 0.2%
643,437	Skechers (Beach Acquisition Bidco LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.31%	09/13/32	648,665
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Forest Products – 0.2%
$573,736	Magnera Corp. (Treasure Escrow/Glatfelter), Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.00% Floor	8.07%	11/04/31	$564,413
	Gas Utilities – 0.3%
697,087	Cornerstone Generation LLC, Term Loan B, 2 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.09%	08/11/32	704,602
	Health Care Equipment – 0.0%
117,790	Sebia (Argent Bidco SAS), USD Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.36%	12/31/32	118,232
	Health Care Facilities – 4.0%
2,514,815	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Extended Term Loan, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.17%	09/18/32	2,516,777
1,577,869	Ceva Sante (Financiere Mendel), USD Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.59%	11/13/30	1,590,942
607,176	Concentra Health Services, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.92%	07/26/31	610,591
3,141,915	IVC Evidensia (VetStrategy Canada/IVC Acquisition Midco Ltd.), Term Loan B-12, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.75%	12/06/28	3,161,159
995,881	Select Medical Corp., Term Loan B-2, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.92%	11/30/31	989,657
1,815,204	Southern Veterinary Partners LLC (Mission Pet), Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.37%	12/04/31	1,814,822
				10,683,948
	Health Care Services – 4.9%
1,934,057	Ensemble RCM LLC (Ensemble Health), 2024 Refi Loan, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.84%	08/01/29	1,945,865
3,176,704	ExamWorks Group, Inc. (Electron Bidco), Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.42%	11/01/28	3,193,954
868,303	Heartland Dental Care LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.67%	08/25/32	872,826
2,846,436	Opella Healthcare Group (Opal U.S. LLC), Refi Term Loan B4 (USD), 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.90%	04/23/32	2,868,681
1,252,792	Pacific Dental Services LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.46%	03/17/31	1,256,982
2,406,511	R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.92%	11/19/31	2,415,728
382,303	Radnet Management, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.07%	04/18/31	384,031
244,103	SCP Health (Onex TSG Intermediate Corp.), Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.59%	08/06/32	245,658
				13,183,725
	Health Care Supplies – 1.1%
2,667,878	Medline Borrower, L.P. (Mozart), Refi 2028 Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	5.92%	10/23/28	2,674,335
292,810	Sharp Services LLC, Term Loan E, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.99%	09/29/32	293,908
				2,968,243
	Health Care Technology – 5.6%
5,238,399	athenahealth Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.67%	02/15/29	5,237,876
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Technology (Continued)
$408,754	Cotiviti, Inc. (Verscend), Fixed Rate Term Loan	7.63%	05/01/31	$400,452
1,162,378	Cotiviti, Inc. (Verscend), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.73%	05/01/31	1,120,242
4,553,189	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Refi Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	6.78%	03/10/28	4,570,969
252,819	PointClickCare Technologies, Inc., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	11/03/31	253,767
3,470,529	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.92%	10/22/29	3,480,420
				15,063,726
	Home Furnishings – 0.2%
461,306	Restoration Hardware (RH), Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.27%	10/20/28	452,196
	Hotels, Resorts & Cruise Lines – 0.2%
124,644	Alterra Mountain Company, 2030 Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	05/31/30	125,111
362,422	Alterra Mountain Company, Refi Term Loan B-6, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	08/17/28	364,010
				489,121
	Household Products – 0.2%
476,311	Essential Home (Lavender Dutch BorrowerCo B.V.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.11%	12/31/32	478,247
	Human Resource & Employment Services – 1.3%
844,468	Dayforce, Inc. (Dawn Bidco), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.86%	12/31/32	843,218
2,147,043	First Advantage Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	10/31/31	2,128,321
700,753	HireRight (Genuine Financial Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	09/27/30	610,226
				3,581,765
	Independent Power Producers & Energy Traders – 0.5%
685,008	Invenergy Thermal Operating, Term Loan B, Daily CME Term SOFR + 2.75%, 0.00% Floor	6.87%	05/17/32	689,506
41,547	Invenergy Thermal Operating, Term Loan C, Daily CME Term SOFR + 2.75%, 0.00% Floor	6.87%	05/17/32	41,819
250,256	Talen Energy Supply, Inc., Incremental Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.35%	12/15/31	251,194
303,027	Talen Energy Supply, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.88%	12/31/32	303,548
				1,286,067
	Industrial Machinery & Supplies & Components – 2.7%
410,131	Duravant (Engineered Machinery Holdings, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.09%	11/30/32	412,311
1,855,238	Filtration Group Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.67%	10/23/28	1,868,457
952,676	Madison IAQ LLC, 2025 Refi Term Loan B, 6 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.70%	06/21/28	957,106
1,462,300	Pro Mach Group, Inc., Extended Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	10/16/32	1,471,023
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Industrial Machinery & Supplies & Components (Continued)
$1,936,034	SPX Flow, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.67%	04/05/29	$1,949,344
709,358	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.20%	04/30/30	714,383
				7,372,624
	Insurance Brokers – 17.7%
1,277,028	Acrisure LLC, Term Loan B-6 2030, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.92%	11/06/30	1,277,961
6,416,351	Acrisure LLC, Term Loan B-7, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	06/20/32	6,427,740
2,890,000	Alera Group, Inc., 1st Lien Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.17%	05/30/32	2,905,606
1,060,000	Alera Group, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.50%, 0.50% Floor	9.42%	05/30/33	1,090,915
125,223	Alliant Holdings I LLC, 2025 Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	09/19/31	125,400
1,708,389	Amwins Group, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.75% Floor	6.25%	01/30/32	1,714,428
2,412,980	Ardonagh Midco 3 Ltd., Refi Term Loan B (USD), 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	02/15/31	2,410,965
130,233	Ardonagh Midco 3 Ltd., Refi Term Loan B (USD), 6 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.95%	02/15/31	130,124
2,820,854	Baldwin Insurance Group Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	05/27/31	2,838,484
345,899	BroadStreet Partners, Inc., Refi Term Loan B-4, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	06/16/31	347,269
237,996	CFC Group Ltd., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.74%	07/01/32	232,492
3,456,082	CRC Insurance Group (f/k/a Truist Insurance), Second Lien Term Loan, 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	8.75%	05/06/32	3,509,012
724,854	CRC Insurance Group (f/k/a Truist Insurance), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	05/06/31	726,133
971,998	Goosehead Insurance Holdings LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	01/08/32	975,643
3,484,557	Hub International Ltd., 2025 Refi Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.75% Floor	6.12%	06/20/30	3,501,614
5,145,899	Hyperion Insurance Group Ltd. (aka - Howden Group), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.42%	04/18/30	5,169,519
2,730,259	IMA Financial Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.92%	11/01/28	2,739,774
373,123	Jones DesLauriers Insurance Management, Inc. (NavaCord), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.59%	03/15/30	373,823
2,762,536	OneDigital Borrower LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.17%	07/02/32	2,790,162
1,448,469	OneDigital Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.92%	07/02/31	1,450,902
4,214,032	Ryan Specialty Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	5.92%	09/13/31	4,225,010
844,467	The Liberty Company Insurance Brokers LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.65%	10/15/32	849,745
1,605,715	Trucordia Insurance Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	06/17/32	1,611,062
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Insurance Brokers (Continued)
$303,695	USI, Inc., 2029 Term Loan D, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.25%	11/21/29	$304,616
				47,728,399
	Integrated Telecommunication Services – 0.8%
850,000	Lumen Technologies, Inc. (f/k/a CenturyLink), Term Loan B1, 1 Mo. CME Term SOFR + CSA + 2.35%, 0.00% Floor	6.38%	04/16/29	846,655
900,831	Numericable U.S. LLC (Altice France SAS or SFR), Term Loan B-14, 3 Mo. CME Term SOFR + 6.88%, 0.00% Floor	10.86%	05/15/31	904,677
364,769	Uniti Group (Windstream Services LLC), Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.92%	10/06/32	364,087
				2,115,419
	Interactive Media & Services – 1.4%
1,101,750	Twitter, Inc. (X Corp.), Fixed Rate Term Loan	9.50%	10/29/29	1,093,602
2,708,898	Twitter, Inc. (X Corp.), Term Loan B-1, 6 Mo. CME Term SOFR + CSA + 6.50%, 0.50% Floor	10.45%	10/26/29	2,642,192
				3,735,794
	Internet Services & Infrastructure – 1.0%
2,607,738	Sedgwick Claims Management Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.42%	07/31/31	2,615,236
	IT Consulting & Other Services – 1.3%
2,902,852	Gainwell Acquisition Corp. (f/k/a Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.10%	10/01/27	2,878,961
578,515	Shift4 Payments LLC (Harbortouch), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.50%	07/03/32	583,036
				3,461,997
	Leisure Facilities – 0.1%
360,777	Herschend Entertainment Company LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	05/27/32	362,988
	Life Sciences Tools & Services – 1.9%
2,196,903	Parexel International Corp. (Phoenix Newco), 2025 Refi Term Loan, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.17%	11/15/28	2,208,711
234,248	Sotera Health Holdings LLC (Sterigenics), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.34%	05/30/31	236,152
2,429,895	Syneos Health, Inc. (Star Parent), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.00%	09/30/30	2,435,861
117,642	WCG Intermediate Corp. (WIRB- Copernicus Group), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.92%	02/28/32	118,021
				4,998,745
	Managed Health Care – 0.1%
371,830	MyEyeDr. (MED ParentCo, L.P.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	04/15/31	373,981
	Metal, Glass & Plastic Containers – 0.6%
847,694	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	7.88%-7.90%	09/15/28	850,131
779,830	Tekni-Plex (Trident TPI Holdings, Inc.), Term Loan B7, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.75%	09/18/28	755,737
				1,605,868
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Movies & Entertainment – 0.4%
$1,111,224	TKO Group Holdings, Inc. (UFC), Term Loan B-5, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.87%	11/21/31	$1,116,063
	Office Services & Supplies – 0.0%
98,246	Summit Companies (Pinnacle Buyer LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.49%	10/01/32	98,829
	Oil & Gas Storage & Transportation – 0.0%
62,600	BCP Renaissance Parent LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 1.00% Floor	6.50%	10/31/28	62,913
	Other Diversified Financial Services – 1.1%
3,068,814	Gen II Fund Services (PEX Holdings LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	11/19/31	3,075,197
	Other Specialty Retail – 1.7%
1,570,583	Bass Pro Group LLC (Great Outdoors Group LLC), Term Loan B-3, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	7.17%	01/23/32	1,576,944
2,189,725	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.51%	03/04/28	2,159,923
518,770	Petsmart, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.96%	08/18/32	515,310
409,934	Savers, Inc. (Evergreen AcqCo 1 L.P.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.03%	09/15/32	411,727
				4,663,904
	Packaged Foods & Meats – 2.8%
1,874,732	Froneri International Ltd., Incremental USD TL B-6, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.37%	09/30/32	1,877,750
1,327,768	Nomad Foods Ltd., Term Loan B-2, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.28%	11/10/32	1,332,476
520,937	Sauer Brands, Inc. (Savor Acquisition, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.84%	02/19/32	524,573
1,429,112	Shearer’s Foods LLC (Fiesta Purchaser, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	02/12/31	1,427,411
2,264,511	Utz Quality Foods LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.50%	01/31/32	2,266,923
				7,429,133
	Paper & Plastic Packaging Products & Materials – 1.5%
3,990,231	Graham Packaging Company, L.P., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	08/04/27	4,003,778
	Passenger Airlines – 0.9%
2,000,000	American Airlines, Inc., Term Loan B 2027, 3 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	5.69%	01/29/27	1,998,400
345,373	American Airlines, Inc. (AAdvantage Loyalty IP Ltd.), 2032 Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.13%	05/31/32	347,014
				2,345,414
	Passenger Ground Transportation – 0.4%
525,614	First Student Bidco, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	08/15/30	527,125
96,174	First Student Bidco, Inc., Term Loan C, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	08/15/30	96,451
10,449	Student Transportation of America Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	06/24/32	10,521
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Passenger Ground Transportation (Continued)
$478,106	Student Transportation of America Holdings, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.25%-7.29%	06/24/32	$481,407
				1,115,504
	Pharmaceuticals – 0.4%
1,107,991	Dechra Finance US LLC, USD Facility B1, 6 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.45%	01/27/32	1,115,398
	Property & Casualty Insurance – 0.1%
227,519	MedRisk (Bella Holding Company LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	6.92%	05/10/28	228,728
	Publishing – 0.1%
243,212	Argus Media Group (Fleet U.S. Bidco, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.79%	02/10/31	244,125
	Research & Consulting Services – 4.6%
808,509	AlixPartners, LLP, 2025 Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.92%	08/12/32	808,614
696,119	AmSpec Parent LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	12/22/31	700,177
4,719,139	Clarivate Analytics PLC (Camelot), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	01/31/31	4,653,543
422,800	Eisner Advisory Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	7.92%	02/28/31	425,067
3,410,280	Grant Thornton Advisors LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	05/30/31	3,411,149
1,212,577	TIC Solutions (Acuren Holdings, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.67%	07/30/31	1,220,696
1,042,614	Veritext Corp. (VT TopCo, Inc.), Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	08/12/30	1,030,233
				12,249,479
	Restaurants – 3.3%
3,394,005	IRB Holding Corp. (Arby’s/Inspire Brands), Extended Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.42%	12/16/30	3,398,552
243,456	Raising Cane’s Restaurants LLC, First Amendment Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.98%	10/31/32	243,812
5,122,346	Whatabrands LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.42%	08/03/28	5,139,788
				8,782,152
	Security & Alarm Services – 1.1%
2,579,287	Garda World Security Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.95%	02/01/29	2,581,222
404,285	Kidde Home Safety LLC (LSF12 Crown US Commercial Bidco LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.48%	12/02/31	405,295
				2,986,517
	Semiconductor Materials & Equipment – 0.6%
1,457,684	Altera (Gryphon Debt Merger Sub, Inc./Acquire Newco), Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.88%	09/12/32	1,466,794
	Soft Drinks & Non-alcoholic Beverages – 0.9%
787,821	Celsius Holdings, Inc., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.48%	03/31/32	793,647
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Soft Drinks & Non-alcoholic Beverages (Continued)
$1,555,683	Primo Brands Corp., Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.25%	03/31/28	$1,560,638
				2,354,285
	Specialized Consumer Services – 1.9%
2,619,490	Belron Finance US LLC, Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.12%	10/16/31	2,637,499
223,575	Caliber Collision (Wand NewCo 3, Inc.), 2025 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.42%	01/30/31	223,903
1,477,714	Mister Car Wash Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.42%	03/27/31	1,484,763
746,125	Wash MultiFamily Acquisition, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.17%	08/15/32	752,034
				5,098,199
	Specialized Finance – 0.4%
371,979	Envestnet, Inc. (BCPE Pequod Buyer, Inc.), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	6.92%	11/25/31	373,519
750,000	EP Wealth Advisors LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.89%	10/16/32	752,816
				1,126,335
	Specialty Chemicals – 0.9%
2,384,222	Highline Aftermarket Acquisition LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.32%	02/19/30	2,402,103
	Systems Software – 4.8%
2,639,095	Idera, Inc. (Flash Charm), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.50%	03/02/28	2,385,702
320,701	Idera, Inc. (Flash Charm), Second Lien Term Loan, 3 Mo. CME Term SOFR + 6.75%, 0.75% Floor	10.75%	03/02/29	259,468
1,452,881	Kaseya, Inc., First Lien Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	6.92%	03/20/32	1,456,630
59,472	Kaseya, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.00% Floor	8.92%	03/20/33	58,580
1,413,000	KnowBe4, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.59%	07/26/32	1,417,423
735,540	Ping Identity Holding Corp., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.59%	10/31/32	740,137
3,893,868	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.92%	08/31/28	3,918,205
302,362	Proofpoint, Inc., Incr Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.86%	08/31/28	304,252
159,030	SS&C Technologies Holdings, Inc., Term Loan B8, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.92%	05/09/31	159,841
404,793	SUSE (Marcel Bidco LLC), Refi Term Loan B9, Daily CME Term SOFR + 3.00%, 0.50% Floor	6.91%-7.31%	11/13/30	405,805
1,840,667	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.00%	01/31/31	1,846,649
				12,952,692
	Trading Companies & Distributors – 2.0%
626,338	Azorra Aviation (Azorra Finance Ltd.), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.79%	10/18/29	633,384
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Trading Companies & Distributors (Continued)
$1,221,239	PrimeSource Brands (aka Park River Holdings, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.75% Floor	8.49%	03/15/31	$1,226,515
1,104,773	QXO/Beacon Roofing (Queen Mergerco), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.92%	04/30/32	1,109,264
399,296	Veritiv Corp. (Verde Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	8.00%	11/29/30	396,651
1,883,919	White Cap Supply Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	10/29/29	1,891,652
				5,257,466
	Total Senior Floating-Rate Loan Interests			309,312,539
	(Cost $310,789,263)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 2.5%
	Application Software – 0.5%
778,000	Cloud Software Group, Inc. (e)	9.00%	09/30/29	803,334
366,000	Cloud Software Group, Inc. (e)	6.63%	08/15/33	365,703
238,000	GoTo Group, Inc. (d) (e)	5.50%	05/01/28	85,680
				1,254,717
	Broadcasting – 0.7%
1,493,550	iHeartCommunications, Inc. (e)	7.75%	08/15/30	1,280,669
742,000	Sinclair Television Group, Inc. (e)	8.13%	02/15/33	773,616
				2,054,285
	Cable & Satellite – 0.6%
1,462,000	DISH Network Corp. (e)	11.75%	11/15/27	1,527,856
	Forest Products – 0.1%
250,000	Magnera Corp. (e)	4.75%	11/15/29	226,350
	Insurance Brokers – 0.5%
1,247,000	Panther Escrow Issuer LLC (e)	7.13%	06/01/31	1,290,516
	Life Sciences Tools & Services – 0.0%
137,000	Star Parent, Inc. (e)	9.00%	10/01/30	146,994
	Other Specialty Retail – 0.1%
317,000	PetSmart LLC/PetSmart Finance Corp. (e)	7.50%	09/15/32	320,220
	Total Corporate Bonds and Notes			6,820,938
	(Cost $6,801,801)
FOREIGN CORPORATE BONDS AND NOTES (c) – 0.2%
	Metal, Glass & Plastic Containers – 0.2%
410,000	Trivium Packaging Finance B.V. (e)	8.25%	07/15/30	432,023
	(Cost $413,804)

Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
150,392	Akorn, Inc. (f) (g) (h)	6,016
	(Cost $1,724,086)
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)
Shares	Description	Value
RIGHTS – 0.0%
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (h) (i) (j) (k)	$0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (h) (i) (j) (k)	0
	Total Rights	0
	(Cost $0)
MONEY MARKET FUNDS (c) – 1.2%
3,218,051	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.84% (l)	3,218,051
	(Cost $3,218,051)
	Total Investments – 118.9%	319,789,567
	(Cost $322,947,005)
	Outstanding Loans – (14.9)%	(40,000,000)
	Net Other Assets and Liabilities – (4.0)%	(10,721,708)
	Net Assets – 100.0%	$269,067,859

(a)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All or a portion of these securities serve as collateral for the outstanding loan unless otherwise indicated. At November 30, 2025, the segregated value of these securities amounts to $315,310,307.
(d)	This security does not serve as collateral for the outstanding loan.
(e)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2025, securities noted as such amounted to $7,252,961 or 2.7%
of net assets.

(f)	This issuer has filed for protection in bankruptcy court.
(g)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(h)	Non-income producing security.
(i)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of
Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
November 30, 2025, securities noted as such are valued at $0 or 0.0% of net assets.

(j)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(l)	Rate shown reflects yield as of November 30, 2025.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2025 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$309,312,539	$—	$309,312,539	$—
Corporate Bonds and Notes*	6,820,938	—	6,820,938	—
Foreign Corporate Bonds and Notes*	432,023	—	432,023	—
Common Stocks*	6,016	—	6,016	—
Rights*	— **	—	—	— **
Money Market Funds	3,218,051	3,218,051	—	—
Total Investments	$319,789,567	$3,218,051	$316,571,516	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
November 30, 2025 (Unaudited)

ASSETS:
Investments, at value	$ 319,789,567
Cash	104,588
Receivables:
Investment securities sold	6,491,360
Interest	1,699,410
Prepaid expenses	8,696
Unrealized appreciation on unfunded loan commitments	2,331
Total Assets	328,095,952
LIABILITIES:
Outstanding loans	40,000,000
Payables:
Investment securities purchased	18,488,570
Interest and fees on loans	241,354
Investment advisory fees	197,153
Audit and tax fees	47,736
Administrative fees	28,191
Trustees’ fees and expenses	9,358
Custodian fees	6,137
Legal fees	5,462
Shareholder reporting fees	2,280
Transfer agent fees	1,005
Financial reporting fees	847
Total Liabilities	59,028,093
NET ASSETS	$269,067,859
NET ASSETS consist of:
Paid-in capital	$ 336,670,416
Par value	259,834
Accumulated distributable earnings (loss)	(67,862,391)
NET ASSETS	$269,067,859
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.36
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,983,388
Investments, at cost	$322,947,005
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Six Months Ended November 30, 2025 (Unaudited)

INVESTMENT INCOME:
Interest	$ 12,534,837
Other	74,672
Total investment income	12,609,509
EXPENSES:
Interest and fees on loans	1,755,668
Investment advisory fees	1,247,721
Administrative fees	109,118
Shareholder reporting fees	47,635
Audit and tax fees	37,813
Trustees’ fees and expenses	25,820
Listing expense	13,194
Legal fees	12,928
Transfer agent fees	12,233
Custodian fees	6,476
Financial reporting fees	4,952
Other	16,937
Total expenses	3,290,495
NET INVESTMENT INCOME (LOSS)	9,319,014
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(6,153)
Net change in unrealized appreciation (depreciation) on:
Investments	3,388
Unfunded loan commitments	1,775
Net change in unrealized appreciation (depreciation)	5,163
NET REALIZED AND UNREALIZED GAIN (LOSS)	(990)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,318,024
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets

	Six Months Ended 11/30/2025 (Unaudited)	Year Ended 5/31/2025
OPERATIONS:
Net investment income (loss)	$ 9,319,014	$ 20,729,347
Net realized gain (loss)	(6,153)	(1,491,513)
Net change in unrealized appreciation (depreciation)	5,163	(655,609)
Net increase (decrease) in net assets resulting from operations	9,318,024	18,582,225
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(15,122,332)	(20,759,404)
Return of capital	—	(9,485,260)
Total distributions to shareholders	(15,122,332)	(30,244,664)
Total increase (decrease) in net assets	(5,804,308)	(11,662,439)
NET ASSETS:
Beginning of period	274,872,167	286,534,606
End of period	$ 269,067,859	$ 274,872,167
COMMON SHARES:
Common Shares at end of period	25,983,388	25,983,388
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Six Months Ended November 30, 2025 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$9,318,024
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(233,320,955)
Sales, maturities and paydown of investments	252,714,128
Net amortization/accretion of premiums/discounts on investments	(162,515)
Net realized gain/loss on investments	6,153
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(5,163)
Changes in assets and liabilities:
Increase in interest receivable	(317,287)
Decrease in prepaid expenses	12,468
Decrease in interest and fees payable on loans	(14,696)
Decrease in investment advisory fees payable	(8,831)
Decrease in audit and tax fees payable	(28,187)
Increase in legal fees payable	2,658
Decrease in shareholder reporting fees payable	(20,939)
Increase in administrative fees payable	3,474
Increase in custodian fees payable	4,073
Decrease in transfer agent fees payable	(1,166)
Increase in trustees’ fees and expenses payable	814
Increase in financial reporting fees payable	76
Decrease in other liabilities payable	(2,492)
Cash provided by operating activities		$28,179,637
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(15,122,332)
Repayment of borrowings	(67,000,000)
Proceeds from borrowings	53,000,000
Cash used in financing activities		(29,122,332)
Decrease in cash		(942,695)
Cash at beginning of period		1,047,283
Cash at end of period		$104,588
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,770,364
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 11/30/2025 (Unaudited)	Year Ended May 31,
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 10.58	$ 11.03	$ 10.96	$ 11.30	$ 12.70	$ 12.46
Income from investment operations:
Net investment income (loss)	0.36 (a)	0.80 (a)	0.91 (a)	0.78	0.56	0.55
Net realized and unrealized gain (loss)	(0.00) (b)	(0.09)	0.32	(0.23)	(0.99)	0.90
Total from investment operations	0.36	0.71	1.23	0.55	(0.43)	1.45
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.80)	(0.90)	(0.79)	(0.57)	(0.56)
Return of capital	—	(0.36)	(0.26)	(0.10)	(0.40)	(0.69)
Total distributions paid to Common Shareholders	(0.58)	(1.16)	(1.16)	(0.89)	(0.97)	(1.25)
Common Share repurchases	—	—	—	—	—	0.04
Net asset value, end of period	$10.36	$10.58	$11.03	$10.96	$11.30	$12.70
Market value, end of period	$9.70	$9.91	$10.47	$9.56	$10.90	$12.60
Total return based on net asset value (c)	3.81%	7.38%	12.96%	6.01%	(3.64)%	13.51%
Total return based on market value (c)	3.77%	5.96%	22.93%	(4.14)%	(6.31)%	26.18%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 269,068	$ 274,872	$ 286,535	$ 284,657	$ 293,716	$ 329,619
Ratio of total expenses to average net assets	2.42% (d)	1.92%	2.45%	2.08%	1.67%	1.70%
Ratio of total expenses to average net assets excluding interest expense	1.13% (d)	1.04%	1.14%	1.13%	1.24%	1.30%
Ratio of net investment income (loss) to average net assets	6.85% (d)	7.41%	8.20%	6.97%	4.64%	4.37%
Portfolio turnover rate	49%	130%	98%	67%	45%	78%
Indebtedness:
Total loans outstanding (in 000’s)	$ 40,000	$ 54,000	$ 31,000	$ 48,000	$ 116,000	$ 136,000
Asset coverage per $1,000 of indebtedness (e)	$ 7,727	$ 6,090	$ 10,243	$ 6,930	$ 3,532	$ 3,424

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01 per share.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
13)
the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2025, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2025, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. As of November 30, 2025, the Fund had the following unfunded loan commitments:

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
AmSpec Parent LLC, Term Loan	$ 107,256	$ 107,256	$ 107,881	$ 625
Azuria Water Solutions (f/k/a - Aegion Corp.), Term Loan	23,466	23,268	23,623	355
Duravant (Engineered Machinery Holdings, Inc.), Term Loan	60,056	60,130	60,375	245
R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan	172,757	172,737	173,419	682
Sauer Brands, Inc. (Savor Acquisition, Inc.), Term Loan	49,268	49,430	49,612	182
Signia Aerospace LLC, Term Loan	28,715	28,715	28,845	130
Summit Companies (Pinnacle Buyer LLC), Term Loan	18,893	18,894	19,006	112
		$460,430	$462,761	$2,331
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2025, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	150,392	$0.04	$1,724,086	$6,016	0.00%*
* Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2025, was as follows:
Distributions paid from:
Ordinary income	$20,759,404
Capital gains	—
Return of capital	9,485,260

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
As of May 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(58,880,115)
Net unrealized appreciation (depreciation)	(3,177,968)
Total accumulated earnings (losses)	(62,058,083)
Other	—
Paid-in capital	336,930,250
Total net assets	$274,872,167
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of November 30, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2025, for federal income tax purposes, the Fund had $58,880,115 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2025, the Fund did not incur any late year capital losses.
As of November 30, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$322,947,005	$1,356,381	$(4,513,819)	$(3,157,438)
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2025, were $165,343,673 and $193,316,893, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $120,000,000. The borrowing rate under the Credit Agreement is equal to Term SOFR plus 1.05%. In addition, under the Credit Agreement, the Fund pays a commitment fee of 0.35% per annum on the undrawn amount, unless the average daily principal outstanding amount during the applicable interest period is less than $68,000,000, in which case the unused commitment fee rate will equal 0.40% per annum. For the six months ended November 30, 2025, the average amount outstanding was $60,431,694, with the average weighted average interest rate of 5.08%. As of November 30, 2025, the Fund had $40,000,000 loans outstanding which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the six months ended November 30, 2025 were 5.49% and 4.32%, respectively. The weighted average interest rate at November 30, 2025 was 5.02%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
On December 9, 2025, First Trust Advisors L.P. (“FTA”) announced that the Board of Trustees of FCT approved the reorganization (the “Reorganization”) of FCT into First Trust Flexible Income ETF (NYSE: FFLX), a newly created exchange-traded fund (“ETF”) that will be traded on the NYSE and will be an actively managed ETF managed by FTA.
Under the terms of the Reorganization, which is expected to be tax-free, the assets of FCT would be transferred to, and the liabilities of FCT would be assumed by, the new ETF, and shareholders of FCT would receive shares of the new ETF with a value equal to the aggregate net asset value of the FCT shares held by them. It is currently expected that the Reorganization will be consummated during 2026, subject to requisite approval by the shareholders of FCT and satisfaction of applicable regulatory requirements and approvals and customary closing conditions. There is no assurance when or whether such approvals, or any other approvals required for the Reorganization, will be obtained. More information on the Reorganization will be contained in a registration statement and/or proxy materials that will be filed with the SEC.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 4, 2025. At the Annual Meeting, James A. Bowen, Robert F. Keith, and Bronwyn Wright were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2028 (if held) and Thomas J. Driscoll was elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as a Class II Trustee for a two-year term expiring at the Fund’s annual meeting of shareholders in 2027 (if held). The number of votes cast in favor of Mr. Bowen was 20,366,392 and the number of votes withheld was 322,275. The number of votes cast in favor of Mr. Keith was 20,025,171 and the number of votes withheld was 663,496. The number of votes cast in favor of Ms. Wright was 11,968,939 and the number of votes withheld was 8,719,728. The number of votes cast in favor of Mr. Driscoll was 20,393,698 and the number of votes withheld was 294,969. Richard E. Erickson, Denise M. Keefe, Niel B. Nielson and Thomas R. Kadlec are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Conversion Risk. The Board of Trustees of the Fund has approved the reorganization of the Fund into a newly created exchange-traded fund (“ETF”). It is currently expected that the transaction will be consummated during 2026, subject to requisite shareholder approval and satisfaction of applicable regulatory requirements and approvals and customary closing conditions. There is no assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained. Under the terms of the proposed transaction, shareholders of the Fund would become shareholders of the ETF, which will have its own investment strategies, and thereafter cease to be a shareholder of the Fund. More information on the proposed transaction, including the risks and considerations associated with the transaction as well as the risks of investing in the new ETF, will be contained in registration statement/proxy materials that will shortly be finalized. Shareholders should refer to such registration statement/proxy materials when they become available.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Financial Companies Risk. The Fund may invest in financial companies. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and

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November 30, 2025 (Unaudited)
production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and

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November 30, 2025 (Unaudited)
perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process and calculate or disseminate its NAV in a timely manner. The Fund relies on third parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection.  Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund.  Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Investment Management Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees,

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 8–9, 2025 meeting, the Board also received a presentation from representatives of the Advisor’s Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2025 (Unaudited)
the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024. The Board noted the Advisor’s discussion of the Fund’s performance at the June 8–9, 2025 meeting. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

First Trust Senior Floating Rate Income Fund II (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the currently effective Code of Ethics will be filed with the Registrant’s annual Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Semi-annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Registrant’s Semi-annual Report filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Not applicable to the Registrant.
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 9, 2026

* Print the name and title of each signing officer under his or her signature.